UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2016

Annual Report
to Shareholders

Deutsche Mid Cap Growth Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

22 Statements of Changes in Net Assets

23 Financial Highlights

27 Notes to Financial Statements

37 Report of Independent Registered Public Accounting Firm

38 Information About Your Fund's Expenses

39 Tax Information

40 Advisory Agreement Board Considerations and Fee Evaluation

45 Board Members and Officers

50 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Management Process In choosing stocks, portfolio management focuses on individual security selection rather than industry selection.

During its most recent fiscal year ended September 30, 2016, Deutsche Mid Cap Growth Fund returned 5.85%, compared with the Russell Midcap® Growth Index return of 11.24%. For the 12 months ended September 30, 2016, mid-cap growth stocks underperformed mid-cap value stocks.

Mid-cap growth stocks experienced a volatile but positive period during the 12 months ended September 30, 2016. Major issues for investors during the period included whether the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates, the apparent expansion of mid cap valuations, mixed economic data for the U.S. economy, and the implications of the Brexit referendum.

In mid-December 2015, the Fed raised U.S. interest rates by 25 basis points — the first such rate hike in nearly 10 years. With U.S. stock valuations appearing stretched, disappointing earnings results compounded "risk-off" sentiment through year-end 2015. As the fund’s fiscal year proceeded, positive equity returns for the full first quarter of 2016 masked heightened volatility and extreme investor risk aversion over the first six weeks of the new year, after China’s accelerated yuan depreciation rekindled worries regarding capital outflows. Reports of anemic fourth-quarter U.S. GDP growth and slower auto sales also dampened investor enthusiasm. However, the market staged a significant rally beginning on February 12 after China’s economic reporting and currency outlook improved and oil prices rallied strongly. The second quarter also proved quite volatile, as investors struggled with tepid U.S. growth and the Brexit referendum vote in the U.K. in late June. Immediately following the vote, a massive equity sell-off was unleashed worldwide. However, stocks rallied by the end of June, as the fallout from Britain's vote to leave the European Union remained contained and global stocks displayed surprising stability. Despite lingering concerns regarding mixed U.S. economic data during the third quarter of 2016, stocks rallied as better-than-expected earnings reports, in addition to stronger U.S. retail sales and increasingly solid economic data from China, bolstered sentiment. Lastly, an announcement in late September by the Organization of Petroleum Exporting Countries (OPEC) that it proposed to trim oil production beginning at the end of November prompted a rally in energy stocks and markets overall.

Positive Contributors to Fund Performance

During the fund’s most recent fiscal year, stock selection within the consumer discretionary, industrials and materials sectors added to results. An overweight in energy also contributed positively to performance. The top individual security-level contributors to relative performance during the 12-month period included Acuity Brands, Inc., Huntsman Corp. and A.O. Smith Corp. Acuity, a manufacturer and distributor of lighting fixtures and control devices, outperformed as the company consistently exceeded earnings forecasts, posting double-digit growth on strong non-residential trends in lighting, as well as market share gains. Huntsman, a global manufacturer and marketer of differentiated chemicals, benefited from a recent improvement in the pricing of TiO2 (titanium dioxide, used in production of pigments for various uses) and announced plans to spin off its TiO2 unit. A.O. Smith, a manufacturer of water heaters for commercial and residential markets, outperformed as the company benefited from strong profit margins in North America and resilient growth in China.

"We have positioned the fund to withstand an environment of elevated uncertainty by holding high-quality companies with strong management teams and attractive growth prospects."

Negative Contributors to Fund Performance

For the period, the fund’s sector allocation was negative across the board, except for an overweight in energy. Underweights in health care, real estate, materials and industrials detracted most. Additionally, stock selection in information technology, health care, financials and real estate was subtractive. The largest individual detractors from performance on a company level included VeriFone Systems, Inc., Polaris Industries, Inc. and Flamel Technologies SA. VeriFone, a provider of hardware and services that enable point-of-sale electronic payment transactions, underperformed as the company reduced its earnings forecast as a result of certification delays and small merchants delaying purchases of point-of-sale devices. The fund sold the stock. Polaris, a leading manufacturer of off-road vehicles, snowmobiles and motorcycles, suffered from unfavorable weather with a lack of snow and weak sales of motorcycles because of flooding and wet conditions. The fund continues to hold Polaris as its shares trade at an attractive valuation and its business earns "best in industry" returns on invested capital. Flamel, a pharmaceutical company with proprietary drug delivery technologies, underperformed due to competition for its largest product, Bloxiverz, a delay in its lead clinical program; and a higher-than-expected tax rate. The fund continues to hold the stock as we believe that its current market price undervalues its assets.

Outlook and Positioning

We believe that the case for mid-cap stocks continues to strengthen. In the short term, our outlook is somewhat cautious given worries regarding global growth; a recent "soft patch" in U.S. economic data and lingering uncertainty surrounding possible Fed action on interest rates; and the U.S. presidential election. However, we believe that these concerns will create attractive buying opportunities in quality mid-cap stocks with solid fundamentals. In addition, we note that mid caps have historically performed well following Fed rate hikes. Third-quarter 2016 earnings releases will be important barometers of market performance going forward.

We continue to position the portfolio for sustained economic recovery, and remain focused on our bottom-up stock selection process. We have positioned the fund to withstand an environment of elevated uncertainty by holding high quality companies with strong management teams and attractive growth prospects. The fund is committed to remaining fully invested and to holding world-class companies with strong growth prospects and attractive product niches and pricing power. As market volatility diminishes, healthier balance sheets and more attractive valuations should support a solid merger and acquisition cycle for select mid-cap companies.

Ten Largest Equity Holdings at September 30, 2016 (18.6% of Net Assets)
1. Ross Stores, Inc. Operates a multi-chain of retail stores	2.3%
2. Centene Corp. A multi-line managed care organization that provides Medicaid and Medicaid-related programs	2.1%
3. Ulta Salon, Cosmetics & Fragrance, Inc. Sells cosmetics, fragrances, skin and hair care products and accessories	1.9%
4. Newell Brands, Inc. Manufacturer and marketer of consumer products	1.9%
5. Mohawk Industries, Inc. Designs, manufactures and markets woven and tufted broadloom carpets and rugs	1.8%
6. Acuity Brands, Inc. Manufacturer and seller of lighting equipment and chemicals	1.8%
7. Lam Research Corp. Manufactures, markets and services semiconductor processing equipment used in the making of integrated circuits	1.7%
8. IDEX Corp. Manufacturer of industrial general-industry tools and machinery	1.7%
9. Broadridge Financial Solutions, Inc. Provides technology-based outsourcing solutions to the financial services industry	1.7%
10. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	1.7%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 50 for contact information.

Portfolio Management Team

Joseph Axtell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Investment Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equities: New York.

— BS from Carlson School of Management, University of Minnesota.

Rafaelina M. Lee, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

— Portfolio Manager for US Small and Mid Cap Equities: New York.

— BA in Mathematical Statistics from Columbia University; MBA in Finance from Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell Midcap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest-capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Brexit is a combination of the words "Britain" and "exit" and refers to the exit of the United Kingdom from the European Union.

A basis point is equal to one hundredth of a percentage point and is often used to illustrate differences and changes in fixed-income yields.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means that a fund holds a lower weighting in a given sector or stock.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Performance Summary September 30, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	5.85%	11.64%	5.06%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–0.24%	10.33%	4.44%
Russell Midcap® Growth Index†	11.24%	15.85%	8.51%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	5.01%	10.77%	4.22%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.01%	10.77%	4.22%
Russell Midcap® Growth Index†	11.24%	15.85%	8.51%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	6.16%	11.94%	5.34%
Russell Midcap® Growth Index†	11.24%	15.85%	8.51%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	6.19%	12.01%	5.40%
Russell Midcap® Growth Index†	11.24%	15.85%	8.51%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.25%, 2.05%, 0.98% and 0.97% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

On October 20, 2006, Investment Class shares were converted into Class S shares. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Mid Cap Growth Fund — Class A ■ Russell Midcap Growth Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† Russell Midcap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
9/30/16	$ 16.90	$ 14.64	$ 17.46	$ 17.74
9/30/15	$ 18.29	$ 16.27	$ 18.78	$ 19.04
Distribution Information as of 9/30/16
Capital Gain Distributions, Twelve Months	$ 2.33	$ 2.33	$ 2.33	$ 2.33

Investment Portfolio as of September 30, 2016

	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 23.1%
Auto Components 1.0%
Tenneco, Inc.*	55,136	3,212,775
Diversified Consumer Services 0.8%
ServiceMaster Global Holdings, Inc.*	75,300	2,536,104
Hotels, Restaurants & Leisure 2.9%
Hilton Worldwide Holdings, Inc.	198,882	4,560,364
Panera Bread Co. "A"*	23,225	4,522,372
		9,082,736
Household Durables 6.3%
Mohawk Industries, Inc.*	27,711	5,551,622
Newell Brands, Inc.	110,362	5,811,663
Toll Brothers, Inc.*	132,763	3,964,303
Whirlpool Corp.	27,352	4,435,400
		19,762,988
Internet & Direct Marketing Retail 0.6%
Ctrip.com International Ltd. (ADR)*	39,113	1,821,493
Leisure Products 0.9%
Polaris Industries, Inc. (a)	37,959	2,939,545
Media 1.4%
Cinemark Holdings, Inc.	116,324	4,452,883
Specialty Retail 6.5%
Advance Auto Parts, Inc.	15,292	2,280,343
Burlington Stores, Inc.*	31,300	2,535,926
Ross Stores, Inc.	112,594	7,239,794
Ulta Salon, Cosmetics & Fragrance, Inc.*	25,291	6,018,752
Urban Outfitters, Inc.*	61,223	2,113,418
		20,188,233
Textiles, Apparel & Luxury Goods 2.7%
Carter's, Inc.	43,044	3,732,345
Hanesbrands, Inc.	182,623	4,611,231
		8,343,576
Consumer Staples 7.2%
Food & Staples Retailing 1.0%
Casey's General Stores, Inc.	24,700	2,967,705
Food Products 3.3%
Hain Celestial Group, Inc.* (a)	64,872	2,308,146
McCormick & Co., Inc.	43,383	4,334,829
Mead Johnson Nutrition Co.	46,246	3,653,896
		10,296,871
Household Products 2.9%
Church & Dwight Co., Inc.	89,758	4,301,203
Spectrum Brands Holdings, Inc. (a)	35,034	4,823,832
		9,125,035
Energy 3.6%
Energy Equipment & Services 1.4%
Core Laboratories NV	21,977	2,468,676
RPC, Inc.* (a)	122,600	2,059,680
		4,528,356
Oil, Gas & Consumable Fuels 2.2%
Diamondback Energy, Inc.*	21,497	2,075,321
EOG Resources, Inc.	21,700	2,098,607
Matador Resources Co.* (a)	108,809	2,648,411
		6,822,339
Financials 4.4%
Banks 1.4%
Signature Bank*	17,696	2,096,091
SVB Financial Group*	21,497	2,376,278
		4,472,369
Capital Markets 1.4%
Affiliated Managers Group, Inc.*	14,800	2,141,560
Lazard Ltd. "A"	59,738	2,172,074
		4,313,634
Insurance 1.6%
Aon PLC	43,700	4,915,813
Health Care 15.1%
Biotechnology 4.3%
Alkermes PLC*	45,988	2,162,816
BioMarin Pharmaceutical, Inc.*	54,806	5,070,651
Incyte Corp.*	27,129	2,557,993
Neurocrine Biosciences, Inc.*	29,200	1,478,688
United Therapeutics Corp.*	19,100	2,255,328
		13,525,476
Health Care Equipment & Supplies 1.7%
C.R. Bard, Inc.	23,231	5,210,249
Health Care Providers & Services 4.1%
Centene Corp.*	100,333	6,718,298
Henry Schein, Inc.*	19,900	3,243,302
Universal Health Services, Inc. "B"	23,838	2,937,318
		12,898,918
Health Care Technology 1.3%
Cerner Corp.*	65,400	4,038,450
Life Sciences Tools & Services 2.0%
Quintiles Transnational Holdings, Inc.*	43,800	3,550,428
VWR Corp.*	96,910	2,748,368
		6,298,796
Pharmaceuticals 1.7%
Akorn, Inc.*	85,649	2,334,792
Flamel Technologies SA (ADR)*	231,349	2,868,727
		5,203,519
Industrials 13.0%
Airlines 0.4%
Delta Air Lines, Inc.	33,460	1,316,986
Building Products 2.9%
A.O. Smith Corp.	43,644	4,311,591
Fortune Brands Home & Security, Inc.	82,595	4,798,769
		9,110,360
Electrical Equipment 1.8%
Acuity Brands, Inc.	20,754	5,491,508
Machinery 6.2%
IDEX Corp.	57,332	5,364,555
Middleby Corp.*	40,885	5,054,204
Parker-Hannifin Corp.	29,699	3,728,115
WABCO Holdings, Inc.*	46,684	5,300,035
		19,446,909
Trading Companies & Distributors 1.7%
HD Supply Holdings, Inc.*	98,487	3,149,614
United Rentals, Inc.*	27,197	2,134,693
		5,284,307
Information Technology 21.8%
Communications Equipment 1.4%
Palo Alto Networks, Inc.*	28,084	4,474,624
Electronic Equipment, Instruments & Components 4.4%
Amphenol Corp. "A"	81,800	5,310,456
Cognex Corp.	88,897	4,699,096
IPG Photonics Corp.*	47,235	3,889,802
		13,899,354
Internet Software & Services 1.7%
CoStar Group, Inc.*	24,217	5,243,707
IT Services 5.6%
Broadridge Financial Solutions, Inc.	78,377	5,313,177
Euronet Worldwide, Inc.*	40,247	3,293,412
Global Payments, Inc.	49,500	3,799,620
MAXIMUS, Inc.	46,449	2,627,155
WEX, Inc.*	21,925	2,369,873
		17,403,237
Semiconductors & Semiconductor Equipment 4.2%
Applied Materials, Inc.	112,608	3,395,131
Lam Research Corp. (a)	56,933	5,392,125
NXP Semiconductors NV*	43,525	4,439,985
		13,227,241
Software 4.5%
Electronic Arts, Inc.*	44,200	3,774,680
Intuit, Inc.	35,182	3,870,372
Tyler Technologies, Inc.*	21,500	3,681,445
Ultimate Software Group, Inc.*	12,898	2,636,222
		13,962,719
Materials 4.3%
Chemicals 1.9%
Ashland Global Holdings, Inc.	23,545	2,730,043
Huntsman Corp.	205,821	3,348,707
		6,078,750
Construction Materials 1.5%
Eagle Materials, Inc.	61,022	4,717,001
Metals & Mining 0.9%
United States Steel Corp. (a)	142,300	2,683,778
Real Estate 4.1%
Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	35,200	4,797,408
Crown Castle International Corp.	51,300	4,832,973
Digital Realty Trust, Inc.	31,300	3,039,856
		12,670,237
Telecommunication Services 1.0%
Diversified Telecommunication Services
SBA Communications Corp. "A"*	28,289	3,172,894
Total Common Stocks (Cost $232,220,755)		305,141,475

Securities Lending Collateral 3.9%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.32% (b) (c) (Cost $12,343,223)	12,343,223	12,343,223

Cash Equivalents 5.6%
Deutsche Central Cash Management Government Fund, 0.42% (b) (Cost $17,348,522)	17,348,522	17,348,522

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $261,912,500)†	107.1	334,833,220
Other Assets and Liabilities, Net	(7.1)	(22,086,781)
Net Assets	100.0	312,746,439

* Non-income producing security

† The cost for federal income tax purposes was $263,085,270. At September 30, 2016, net unrealized appreciation for all securities based on tax cost was $71,747,950. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,574,167 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,826,217.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2016 amounted to $12,267,511, which is 3.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 305,141,475	$ —	$ —	$ 305,141,475
Short-Term Investments (d)	29,691,745	—	—	29,691,745
Total	$ 334,833,220	$ —	$ —	$ 334,833,220

There have been no transfers between fair value measurement levels during the year ended September 30, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $232,220,755) — including $12,267,511 of securities loaned	$ 305,141,475
Investment in Government & Agency Securities Portfolio (cost $12,343,223)*	12,343,223
Investment in Deutsche Central Cash Management Government Fund (cost $17,348,522)	17,348,522
Total investments in securities, at value (cost $261,912,500)	334,833,220
Cash	10,000
Receivable for investments sold	3,223,483
Receivable for Fund shares sold	16,222
Dividends receivable	78,085
Interest receivable	7,762
Other assets	27,834
Total assets	338,196,606
Liabilities
Payable upon return of securities loaned	12,343,223
Payable for investments purchased	11,988,777
Payable for Fund shares redeemed	553,045
Accrued management fee	169,822
Accrued Trustees' fees	3,918
Other accrued expenses and payables	391,382
Total liabilities	25,450,167
Net assets, at value	$ 312,746,439
Net Assets Consist of
Net investment loss	(670,711)
Net unrealized appreciation (depreciation) on investments	72,920,720
Accumulated net realized gain (loss)	11,229,864
Paid-in capital	229,266,566
Net assets, at value	$ 312,746,439

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($158,438,764 ÷ 9,377,361 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.90
Maximum offering price per share (100 ÷ 94.25 of $16.90)	$ 17.93

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,880,207 ÷ 538,130 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.64
Class S Net Asset Value, offering and redemption price per share ($144,447,912 ÷ 8,272,750 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.46
Institutional Class Net Asset Value, offering and redemption price per share ($1,979,556 ÷ 111,559 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.74

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,899)	$ 2,656,583
Income distributions — Deutsche Central Cash Management Government Fund	28,363
Securities lending income, including income from Government & Agency Securities Portfolio, net of borrower rebates	215,133
Total income	2,900,079
Expenses: Management fee	2,065,613
Administration fee	317,787
Services to shareholders	645,414
Distribution and service fees	472,651
Custodian fee	7,633
Professional fees	80,690
Reports to shareholders	50,423
Registration fees	61,349
Trustees' fees and expenses	15,452
Other	20,574
Total expenses before expense reductions	3,737,586
Expense reductions	(8,639)
Total expenses after expense reductions	3,728,947
Net investment income (loss)	(828,868)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	12,645,128
Change in net unrealized appreciation (depreciation) on investments	5,996,643
Net gain (loss)	18,641,771
Net increase (decrease) in net assets resulting from operations	$ 17,812,903

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2016	2015
Operations: Net investment income (loss)	$ (828,868)	$ (1,625,461)
Net realized gain (loss)	12,645,128	41,143,232
Change in net unrealized appreciation (depreciation)	5,996,643	(44,277,977)
Net increase (decrease) in net assets resulting from operations	17,812,903	(4,760,206)
Distributions to shareholders from: Net realized gains: Class A	(21,899,334)	(21,466,865)
Class B	(15,804)*	(109,129)
Class C	(1,377,134)	(1,233,598)
Class S	(18,204,782)	(16,566,259)
Institutional Class	(240,510)	(305,168)
Total distributions	(41,737,564)	(39,681,019)
Fund share transactions: Proceeds from shares sold	14,835,457	23,811,219
Reinvestment of distributions	40,365,401	38,346,653
Payments for shares redeemed	(54,796,704)	(69,740,484)
Net increase (decrease) in net assets from Fund share transactions	404,154	(7,582,612)
Increase (decrease) in net assets	(23,520,507)	(52,023,837)
Net assets at beginning of period	336,266,946	388,290,783
Net assets at end of period (including net investment loss of $670,711 and $1,408,989, respectively)	$ 312,746,439	$ 336,266,946

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 18.29	$ 20.86	$ 18.87	$ 14.84	$ 12.65
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.10)	(.11)	(.06)	(.08)
Net realized and unrealized loss	1.00	(.29)	2.43	4.09	2.27
Total from investment operations	.94	(.39)	2.32	4.03	2.19
Less distributions from: Net realized gains	(2.33)	(2.18)	(.33)	—	—
Net asset value, end of period	$ 16.90	$ 18.29	$ 20.86	$ 18.87	$ 14.84
Total Return (%)[c]	5.85	(2.34)[b]	12.47	27.16	17.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	175	210	194	175
Ratio of expenses before expense reductions (%)	1.28	1.25	1.26	1.29	1.31
Ratio of expenses after expense reductions (%)	1.28	1.23	1.26	1.29	1.31
Ratio of net investment income (loss) (%)	(.37)	(.50)	(.55)	(.36)	(.54)
Portfolio turnover rate (%)	60	53	46	44	70
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. [c] Total return does not reflect the effect of any sales charges.

Class C	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 16.27	$ 18.92	$ 17.29	$ 13.71	$ 11.77
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.23)	(.25)	(.18)	(.18)
Net realized and unrealized loss	.86	(.24)	2.21	3.76	2.12
Total from investment operations	.70	(.47)	1.96	3.58	1.94
Less distributions from: Net realized gains	(2.33)	(2.18)	(.33)	—	—
Net asset value, end of period	$ 14.64	$ 16.27	$ 18.92	$ 17.29	$ 13.71
Total Return (%)[c]	5.01[b]	(3.07)[b]	11.52	26.11	16.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	10	11	11	10
Ratio of expenses before expense reductions (%)	2.14	2.05	2.07	2.10	2.13
Ratio of expenses after expense reductions (%)	2.05	1.98	2.07	2.10	2.13
Ratio of net investment income (loss) (%)	(1.14)	(1.25)	(1.36)	(1.17)	(1.36)
Portfolio turnover rate (%)	60	53	46	44	70
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. [c] Total return does not reflect the effect of any sales charges.

Class S	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 18.78	$ 21.31	$ 19.22	$ 15.07	$ 12.81
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.05)	(.06)	(.01)	(.04)
Net realized and unrealized loss	1.02	(.30)	2.48	4.16	2.30
Total from investment operations	1.01	(.35)	2.42	4.15	2.26
Less distributions from: Net realized gains	(2.33)	(2.18)	(.33)	—	—
Net asset value, end of period	$ 17.46	$ 18.78	$ 21.31	$ 19.22	$ 15.07
Total Return (%)	6.16	(2.13)	12.77	27.54	17.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144	149	163	158	140
Ratio of expenses (%)	1.00	.98	.98	1.01	1.03
Ratio of net investment income (loss) (%)	(.08)	(.25)	(.27)	(.09)	(.26)
Portfolio turnover rate (%)	60	53	46	44	70
[a] Based on average shares outstanding during period.

Institutional Class	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 19.04	$ 21.57	$ 19.45	$ 15.25	$ 12.94
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.05)	(.05)	(.01)	(.03)
Net realized and unrealized loss	1.04	(.30)	2.50	4.21	2.34
Total from investment operations	1.03	(.35)	2.45	4.20	2.31
Less distributions from: Net realized gains	(2.33)	(2.18)	(.33)	—	—
Net asset value, end of period	$ 17.74	$ 19.04	$ 21.57	$ 19.45	$ 15.25
Total Return (%)	6.19	(2.05)	12.77	27.54	17.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	4	2
Ratio of expenses (%)	.96	.97	.97	.97	.95
Ratio of net investment income (loss) (%)	(.04)	(.24)	(.26)	(.06)	(.18)
Portfolio turnover rate (%)	60	53	46	44	70
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Mid Cap Growth Fund (the "Fund") is a diversified series of Deutsche Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of September 30, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2016, the Fund had securities on loan, all of which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From January 1, 2016 through September 30, 2016, the Fund elects to defer qualified late year losses of approximately $671,000 of net ordinary losses and treat them as arising in the fiscal year ending September 30, 2017.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$ 12,402,634
Net unrealized appreciation (depreciation) on investments	$ 71,747,950

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2016	2015
Distributions from ordinary income*	$ —	$ 4,836,871
Distributions from long-term capital gains	$ 41,737,564	$ 34,844,148

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $186,514,923 and $228,656,728, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.65%
Next $1 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

Accordingly, for the year ended September 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from October 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Class S	1.05%
Institutional Class	1.05%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class C	1.99%
Class S	0.99%
Institutional Class	0.99%

For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 811
Class C	7,828
$ 8,639

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2016, the Administration Fee was $317,787, of which $25,725 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2016
Class A	$ 156,282	$ 37,588
Class B	931	—
Class C	8,566	2,048
Class S	159,913	39,112
Institutional Class	372	103
	$ 326,064	$ 78,851

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2016
Class B	$ 573	$ —
Class C	65,480	4,899
	$ 66,053	$ 4,899

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2016	Annual Rate
Class A	$ 384,932	$ 72,372.23%
Class B	186	—	.24%
Class C	21,480	3,412.25%
	$ 406,598	$ 75,784

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2016 aggregated $9,169.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the CDSC for the Fund's Class B and C shares was $129 and $1,492, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2016, DDI received $562.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to Shareholders" aggregated $15,932, of which $7,098 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	502,173	$ 8,294,159	651,941	$ 13,541,688
Class B	—	—	334	6,980
Class C	63,332	928,940	90,195	1,691,534
Class S	309,095	5,249,280	395,602	8,338,477
Institutional Class	19,984	363,078	10,663	232,540
		$ 14,835,457		$ 23,811,219
Shares issued to shareholders in reinvestment of distributions
Class A	1,330,948	$ 21,295,153	1,092,916	$ 20,907,605
Class B	1,128*	15,739*	6,252	107,097
Class C	94,568	1,319,217	70,776	1,211,685
Class S	1,060,933	17,494,782	806,948	15,816,185
Institutional Class	14,359	240,510	15,303	304,081
		$ 40,365,401		$ 38,346,653
Shares redeemed
Class A	(2,042,097)	$ (33,483,804)	(2,202,367)	$ (44,964,891)
Class B	(23,690)*	(364,228)*	(47,628)	(887,275)
Class C	(230,201)	(3,249,342)	(158,298)	(2,916,478)
Class S	(1,026,038)	(17,421,963)	(927,321)	(19,551,247)
Institutional Class	(16,207)	(277,367)	(72,144)	(1,420,593)
		$ (54,796,704)		$ (69,740,484)
Net increase (decrease)
Class A	(208,976)	$ (3,894,492)	(457,510)	$ (10,515,598)
Class B	(22,562)*	(348,489)*	(41,042)	(773,198)
Class C	(72,301)	(1,001,185)	2,673	(13,259)
Class S	343,990	5,322,099	275,229	4,603,415
Institutional Class	18,136	326,221	(46,178)	(883,972)
		$ 404,154		$ (7,582,612)

* For the period from October 1, 2015 to February 10, 2016.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Investment Trust and Shareholders of Deutsche Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Mid Cap Growth Fund (the "Fund") at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 18, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class C shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2016 to September 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,068.90	$ 1,064.00	$ 1,070.50	$ 1,070.60
Expenses Paid per $1,000*	$ 6.62	$ 10.58	$ 5.07	$ 4.81
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,018.60	$ 1,014.75	$ 1,020.10	$ 1,020.35
Expenses Paid per $1,000*	$ 6.46	$ 10.33	$ 4.95	$ 4.70

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Mid Cap Growth Fund	1.28%	2.05%	.98%	.93%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $2.33 per share from net long-term capital gains during its year ended September 30, 2016.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,653,000 as capital gain dividends for its year ended September 30, 2016.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Mid Cap Growth Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SMCAX	SMCCX	SMCSX	BTEAX
CUSIP Number	25157M 828	25157M 844	25157M 869	25157M 877
Fund Number	483	783	2383	583

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche mid cap growth Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$60,443	$0	$0	$0
2015	$58,643	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Mid Cap Growth Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2016